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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

      The undersigned executive officer of TD Banknorth Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended March 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                     /s/ Stephen J. Boyle
                                                     -------------------------
                                                Name: Stephen J. Boyle
                                                Title: Chief Financial Officer

Date: May 16, 2005

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to TD Banknorth Inc. and will be retained by TD Banknorth Inc. and furnished to the Securities and Exchange Commission or its staff upon request.